Workhorse Group Reports Fourth Quarter and Full Year 2022 Results CINCINNATI, March 01, 2023 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company with a vision to pioneer the transition to zero emission commercial vehicles, today reported financial results for the fourth quarter and full year ended December 31, 2022. Management Commentary “This past year was critical for Workhorse, as we took decisive actions to position the Company for the next phase of growth and value creation,” said Workhorse CEO Rick Dauch. “During the fourth quarter we executed on our commercial vehicle product roadmaps, advanced our Aero business and Stables & Stalls initiative, completed building out our talented leadership team, resolved key legacy issues and strengthened our financial position.” “Looking ahead, we have developed a clear and executable product roadmap and are encouraged by the progress we are making. We are on track to ramp up production and deliveries across our W4 CC, W750 and W56 products in 2023. We’re confident in our corporate trajectory and remain well-positioned to win in the commercial EV market with safe, reliable and durable products that create value for our customers, communities, and shareholders.” Fourth Quarter 2022 and Recent Operational Highlights Workhorse delivered on its stated priorities by executing on its product roadmaps and strengthening its financial and operational position in the following key areas:  As showcased at Workhorse’s Analyst Day in December, the Union City, Indiana plant has been completely transformed into a world-class manufacturing complex. The plant continues to ramp up production of the W4 CC in Q1 2023 and is on track to begin production of the W750 in Q2 2023 and the W56 in Q3 2023.  Began shipping Tropos vehicles, which were assembled in Workhorse’s Union City plant, as part of a three-year contract manufacturing agreement with Tropos Technologies. Volumes for final assembly in the U.S. market are expected to reach about 2,000 units per year once ramp-up is complete.  Concluded the facilities improvement efforts in the Wixom, Michigan engineering center and is near completion of the testing center in Sharonville, Ohio. The Company is in the process of installing production lines for its drones at its engineering, technical design and production facility in Mason, Ohio.  After thorough engineering review, durability testing and careful consideration, the Company decided to discontinue the C1000 program, reallocating engineering and supply chain resources towards the development and production of its other products. Workhorse expects previously built C1000 units to be decommissioned and disassembled by the end of Q1 2023.  As previously disclosed, the Company resolved legacy legal and regulatory issues as it entered into proposed settlements to resolve the previously disclosed securities class action lawsuit and related shareholder derivative actions. Workhorse also received notice from the Securities and Exchange Commission (SEC) that the previously disclosed investigation of the Company has concluded, and the SEC does not intend to recommend any enforcement action against the Company. Executing Strategic Commercial Vehicle Product Roadmap Workhorse is executing against its strategic product roadmap for its electric vehicle delivery offerings.  W4 CC/W750: Workhorse is continuing to ramp up production and delivery of its W4 CC vehicles. After working to resolve shipping delays, the Company produced and delivered 23 W4 CC’s during Q4 2022. W750 pilot builds have taken place in Q1 2023, and the Company plans to start production in Q2 2023.  W56: The W56 program remains on track for start of production in Q3 2023. The Company plans to showcase the new step-van vehicle at the upcoming NTEA Work Truck Show® in Indianapolis, Indiana where prospective customers can see the production intent vehicle first-hand.  WNext (formerly W34): The Company is using its previous Class 3 and Class 4 vehicle field experience to develop a next-generation vehicle with an accessible low floor frame, improved ride and handling, efficient lightweight systems and advanced safety technology. The Company will focus on prototype design, test and build in 2023-24 with production planned in 2025.  Stables & Stalls: Workhorse’s Stable & Stalls is a fleet electrification initiative that provides services and charging infrastructure to support small fleet operators with EV powered fleets. The Company successfully managed peak holiday season and has been using its first EV W750 step van actively executing for FedEx on multiple delivery routes in Ohio. Workhorse expects to fully electrify the Lebanon fleet by the end of Q2 2023 and is currently exploring opportunities to establish a second operational location in an incentive supported state. Progress in Aerospace Commercialization Workhorse continues to advance its drone technology development and achieve important milestones including:  Conducted demonstrations of simultaneous package deliveries by multiple drone aircraft to two prospective last-mile delivery clients.  Successfully field tested the humanitarian and logistical operations (“HALO”) drone internationally.  Partnered with the U.S. Department of Agriculture and secured new Federal and State level grants, most recently adding Michigan to its growing grant list. Actively exploring new opportunities for collaboration with Federal and State government agencies.  Currently providing operational support to government programs in North Dakota, Arkansas, and Mississippi.

Fourth Quarter 2022 Financial Results Sales, net of returns and allowances, for the fourth quarter of 2022 were $3.4 million compared to $(2.0) million in the same period last year. The increase was primarily due to increased W4 CC vehicle sales. Cost of sales decreased to $21.2 million from $99.9 million in the same period last year as the Company recorded several non-cash charges in Q4 2022 including $12.8 million in additional inventory reserves and disposal costs for the discontinued C1000 program compared to the $94.3 million in Q4 2021. Selling, general and administrative (“SG&A”) expenses decreased to $13.5 million from $15.7 million in the same period last year. The decrease in SG&A expenses was primarily driven by contract termination costs recorded in 2021. Research and development (“R&D”) expenses increased to $8.0 million compared to $2.8 million in the same period last year. The increase in R&D expenses was primarily due to increased engineering staff related to the design and sourcing for the Company’s new products, including the W4 CC, W750, W56 and two drone product lines. Net interest income was $0.5 million compared to a net interest expense of $35.7 million in the same period last year. The change in interest income was primarily driven by the exchange of the convertible notes concluded earlier in 2022. Net loss was $38.7 million compared to $156.1 million in the same period last year. Loss from operations for the fourth quarter was $39.3 million compared to $120.4 million in the same period last year. As of December 31, 2022, the Company had $99.3 million in cash and cash equivalents. Full Year 2022 Financial Results Sales, net of returns and allowances, for the full year 2022 were $5.0 million compared to ($0.9) million in 2021. The increase in sales was primarily due to an increase in sales volume in 2022 compared to sales, net of returns and allowances recorded in 2021 in connection with the recall of C1000 vehicles announced in the third quarter of 2021. Cost of sales for the full year 2022 decreased by $94.8 million to $37.7 million compared to $132.5 million in 2021. The decrease was primarily due to the shift in production to new vehicle platforms at lower volumes compared to the C1000 program in production in 2021. The C1000 program incurred a $19.5 million increase in the inventory reserve and prepaid purchases reserve in 2022, largely attributable to the discontinuation of the C1000 program, compared to a $105.7 million reserve recognized in 2021. SG&A expenses for the full year 2022 increased to $73.2 million from $40.2 million in 2021. The increase was primarily driven by the $20.0 million legal settlement expense and a $6.5 million increase in professional and legal services primarily related to the securities and shareholder derivative litigation. The increase was also attributable to an increase of $11.1 million in employee and labor related expenses, including stock compensation, increased headcount and the appointments of the new executive leadership team during the year.

R&D expenses for the full year 2022 increased to $23.2 million from $11.6 million in 2021. The increase was primarily due to a $6.1 million increase in employee and related expenses resulting from an increase in headcount, a $2.4 million increase in prototype components and a $2.2 million increase in consulting fees to support the expanding product roadmap such as the new W56 and WNext truck chassis platforms and continuing development of the HorseFly and HALO drones. Net interest expense for the full year 2022 decreased to $1.8 million compared to $12.6 million in 2021. The decrease was primarily due to a reduction of $7.0 million related to fair value adjustments and losses on conversion of the convertible notes and a $6.4 million reduction in contractual interest expense. Other income for the full year 2022 increased to $13.6 million from a loss of $225.4 million in 2021. The increase was primarily attributable to gains from the sale of inventory related to obsolete C1000 vehicle parts. The 2021 losses are related to unfavorable changes in fair value and sale of the investment in Lordstown Motors Corp., which was sold during the third quarter of 2021. For the years ended December 31, 2022 and 2021, the Company incurred taxable losses and thus no provisions for income tax expense have been recorded. Net loss was $117.3 million compared to net loss of $401.3 million last year. Loss from operations for the 2022 was $129.1 million compared to $185.1 million in 2021. 2023 Guidance “The Workhorse team exited 2022 with the momentum to prepare the Company for expanded operations in 2023,” said Workhorse CFO Bob Ginnan. “Looking ahead, we will focus on manufacturing, operational excellence and financial discipline, as we ramp up sales, production and deliveries of commercial vehicles and drones to generate significant revenue growth in 2023, with revenue expected in the range between $75 million and $125 million. We’re confident we have the necessary cash and access to capital to meet our objectives, which, in combination with our strategic plan, will allow Workhorse to deliver on our goals and generate increased value for our customers and shareholders.” Conference Call Workhorse management will hold a conference call today (March 1, 2023) at 10:00 a.m. Eastern time (7:00 a.m. Pacific time) to discuss these results and answer related questions. U.S. dial-in: 877-407-8289 International dial-in: 201-689-8341 Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 1:00 p.m. Eastern time on the same day through March 8, 2023.

Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13736525 Annual Meeting of Stockholders The Company also announced that its Annual Meeting of Stockholders will take place on May 2, 2023, with a record date of March 6, 2023. About Workhorse Group Inc. Workhorse is a technology company focused on providing ground and air-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks and drones. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com. Forward-Looking Statements The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resources, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4 CC, W750, W56 and WNext platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; the ability to protect our intellectual property; market acceptance for our products; our ability to control our expenses; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflict in Ukraine) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Media Contact: Aaron Palash / Greg Klassen Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 Investor Relations Contact: Matt Glover and Tom Colton Gateway Investor Relations 949-574-3860 WKHS@gatewayir.com

Workhorse Group Inc. Consolidated Statements of Operations (Unaudited) Three Months Ended December 31, 2022 2021 Sales, net of returns and allowances $ 3,447,420 $ (1,999,256) Cost of sales 21,213,206 99,921,494 Gross loss (17,765,786) (101,920,750) Operating expenses Selling, general and administrative 13,526,669 15,689,842 Research and development 8,047,594 2,821,058 Total operating expenses 21,574,263 18,510,900 Loss from operations (39,340,049) (120,431,650) Interest income (expense), net 453,111 (35,685,050) Other income (loss) 233,028 — (Loss) income before (benefit) provision for income taxes (38,653,910) (156,116,700) (Benefit) provision for income taxes — (13,159) Net (loss) income $ (38,653,910) $ (156,103,541) Net (loss) income attributable to common stockholders per share - basic $ (0.24) $ (1.08) Net (loss) income attributable to common stockholders per share - diluted $ (0.24) $ (1.08) Weighted average number of common shares outstanding - basic 162,905,508 144,966,458 Weighted average number of common shares outstanding - diluted 162,905,508 144,966,458

Workhorse Group Inc. Consolidated Statements of Operations Years Ended December 31, 2022 2021 Sales, net of returns and allowances $ 5,023,072 $ (851,922) Cost of sales 37,672,308 132,492,110 Gross loss (32,649,236) (133,344,032) Operating expenses Selling, general and administrative 73,220,088 40,160,795 Research and development 23,213,540 11,610,027 Total operating expenses 96,433,628 51,770,822 Loss from operations (129,082,864) (185,114,854) Interest expense, net 1,837,882 12,644,164 Other income (loss) 13,646,528 (225,432,884) (Loss) income before (benefit) provision for income taxes (117,274,218) (423,191,902) (Benefit) provision for income taxes — (21,847,089) Net (loss) income $ (117,274,218) $ (401,344,813) Net (loss) income attributable to common stockholders per share - basic $ (0.74) $ (3.12) Net (loss) income attributable to common stockholders per share - diluted $ (0.74) $ (3.12) Weighted average number of common shares outstanding - basic 158,576,305 128,676,131 Weighted average number of common shares outstanding - diluted 158,576,305 128,676,131

Workhorse Group Inc. Consolidated Balance Sheet December 31, 2022 2021 Assets Current assets: Cash and cash equivalents $ 99,276,301 $ 201,647,394 Accounts receivable, less allowance for credit losses of $0 at December 31, 2022 and 2021 2,079,343 149,776 Other receivable 15,000,000 — Inventory, net 8,850,142 10,067,367 Prepaid expenses and other current assets 14,152,481 4,357,829 Total current assets 139,358,267 216,222,366 Property, plant and equipment, net 21,501,095 7,897,807 Investment in Tropos 10,000,000 — Lease right-of-use assets 11,706,803 1,538,852 Other assets 176,310 2,479,865 Total Assets $ 182,742,475 $ 228,138,890 Liabilities Current liabilities: Accounts payable $ 11,891,279 $ 7,849,607 Accrued liabilities and other 44,551,497 14,752,827 Deferred revenue, current 3,375,000 — Warranty liability 2,207,674 4,583,916 Current portion of lease liability 1,285,032 363,714 Total current liabilities 63,310,482 27,550,064 Deferred revenue, long-term 2,005,000 — Lease liability, long-term 8,840,062 1,191,053 Convertible notes, at fair value — 24,705,000 Total Liabilities 74,155,544 53,446,117 Commitments and contingencies Stockholders’ Equity: Series A preferred stock, par value of $0.001 per share, 75,000,000 shares authorized, zero shares issued and outstanding at December 31, 2022 and 2021 — — Common stock, par value of $0.001 per share, 250,000,000 shares authorized, 165,605,355 and 151,915,455 shares issued and outstanding at December 31, 2022 and 2021, respectively 165,605 151,916 Additional paid-in capital 736,070,388 686,318,201 Accumulated deficit (627,649,062) (510,374,844) Accumulated other comprehensive loss — (1,402,500) Total stockholders' equity 108,586,931 174,692,773 Total Liabilities and Stockholders' Equity $ 182,742,475 $ 228,138,890